UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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AerSale Corporation

(Name of Registrant as Specified in its Charter)

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Your Vote Counts! AERSALE CORPORATION 121 ALHAMBRA PLAZA, SUITE 1700 CORAL GABLES, FLORIDA 33134 AERSALE CORPORATION 2021 Annual Meeting Vote by June 14, 2021 11:59 PM ET You invested in AERSALE CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 15, 2021. Vote Virtually during the Meeting* Date: June 15, 2021 Time: 10:00 a.m. Eastern Time Meeting to be held virtually at: www.virtualshareholdermeeting.com/ASLE2021 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote before the meeting, visit www.ProxyVote.com Control # D50791-P56721 Get informed before you vote You may view the Form 10-K and Proxy Statement and Notice of Annual Meeting of Stockholders online at www.ProxyVote.Com OR you can receive a free paper or email copy of the material(s) by making a request prior to June 1, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 toll-free or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. There is NO charge for requesting a copy.

THIS IS NOT A VOTABLE BALLOT You cannot use this notice to vote these shares. This is only an overview of the proposals being presented at the upcoming stockholder meeting. You may view more complete proxy materials online at www.proxyvote.com or request a paper copy (see reverse side). Please follow the instructions on the reverse side to access and review all of the important information contained in the proxy materials before you vote. Vote prior to the meeting at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D50792-P56721 1. Election of Directors Nominees: 1c. Sai S. Devabhaktuni 1a. Nicolas Finazzo 1d. General C. Robert Kehler 1b. Robert B. Nichols 1e. Michael Kirton 1f. Peter Nolan 1g. Jonathan Seiffer 1h. Richard J. Townsend 1i. Eric J. Zahler 2. Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm. 3. Approval of amendments to the Company’s Amended and Restated Certificate of Incorporation, as amended, to provide that any director or the entire board of directors may be removed with or without cause, and to clarify the director vacancy provision. For For For For For For For For For For For NOTE: Such other business as may properly come before the meeting or any continuation, adjournment or postponement thereof.